Exhibit 10.1

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 30th day of March, 2009 by and between Silicon Valley Bank (“Bank”) and SOLTA MEDICAL, INC., a Delaware corporation (“Borrower”) whose address is 25881 Industrial Boulevard, Hayward, CA 94545.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of the Effective Date (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) revise the financial covenants and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.7 (Financial Covenants). Section 6.7(a) is amended in its entirety and replaced with the following:

“(a) Liquidity Ratio. A ratio of Liquidity to all Indebtedness owing from Borrower to Bank of at least (i) 1.85 to 1.00 at all times from March 31, 2009 through March 31, 2010 and (ii) 1.65 to 1.00 at all times thereafter.”

2.2 Section 6.7 (Financial Covenants). Section 6.7(c) is amended in its entirety and replaced with the following:

“6.7 Tangible Net Worth. A Tangible Net Worth of not less than the following at all times during the applicable measuring period.

Monthly Measuring Period	Minimum Tangible Net Worth
March 2009	$11,500,000
April 2009	$11,000,000
May 2009	$10,000,000
June 2009	$12,000,000
July 2009	$11,000,000
August 2009	$11,000,000
September 2009	$12,000,000
October 2009	$12,000,000
November 2009	$11,000,000
December 2009	$13,000,000
January 2010	$12,000,000
February 2010	$11,000,000
March 2010	$12,500,000
April 1, 2010 and all times thereafter	$14,000,000

“

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

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3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

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5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Bank of this Amendment by each party hereto and (ii) the payment by Borrower of an amendment fee in the amount of Thirty Thousand Dollars ($30,000).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK Silicon Valley Bank By: Name: Title:	BORROWER Solta Medical, Inc. By: Name: Title:

EXHIBIT D—COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:

FROM: SOLTA MEDICAL, INC.

The undersigned authorized officer of SOLTA MEDICAL, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except (i) as explained in an accompanying letter or footnotes and (ii) with respect to unaudited financials for the absence of footnotes and subject to year-end adjustments. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual Financial Projections	Within 7 days of approval by board	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, Deferred Revenue Report	Monthly within 30 days	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies
Minimum Liquidity Ratio	1.85:1.00 from 3/31/09 till 3/31/10 and 1.65:1.00 at all times thereafter	_____:1.00	Yes No
Minimum Quarterly EBITDA (beginning with the quarter ending 12/31/09)	$1.00	$_______	Yes No
Minimum Tangible Net Worth	See attached Schedule	$_______	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

SOLTA MEDICAL, INC. By: Name: Title:	BANK USE ONLY Received by: AUTHORIZED SIGNER Date: Verified: AUTHORIZED SIGNER Date: Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated: ____________________

I.	Liquidity Ratio (Section 6.7(a))

Required:(i) 1.85 to 1.00 at all times from March 31, 2009 through March 31, 2010 and (ii) 1.65 to 1.00 at all times thereafter.

Actual:

A.	Aggregate value of the unrestricted balance sheet cash of Borrower and Guarantor	$

B.	50% of the aggregate value of Eligible Accounts	$

C.	Liquidity (line A plus line B)	$

D.	Aggregate value of Obligations to Bank	$

E.	Liquidity Ratio (line C divided by line D)

Is line E equal to or greater than (i) 1.85 to 1.00 at all times from March 31, 2009 through March 31, 2010 and (ii) 1.65 to 1.00 at all times thereafter?

No, not in compliance	Yes, in compliance

II.	Quarterly EBITDA (Section 6.7(b))

Required: $1.00

Actual:

A.	Net Income	$

B.	To the extent included in the determination of Net Income

	1. The provision for income taxes	$

	2. Depreciation expense	$

	3. Amortization expense	$

	4. Net Interest Expense	$

5.      non-cashcompensation expenses or other non-cash expenses or charges incurred during such period arising from the sale of stock, the granting of stock options, stock appreciation rights and other similar arrangements of Borrower and its Subsidiaries

	6. The sum of lines 1 through 5	$

C.	EBITDA(line A plus line B.6)	$

Is line C equal to or greater than $1.00

No, not in compliance	Yes, in compliance

III.	Tangible Net Worth (Section 6.7(c))

Required: See Chart Below

Actual:

A.	Aggregate value of total assets of Borrower and Guarantor	$

B.	Aggregate value of goodwill of Borrower and Guarantor	$

C.	Aggregate value of intangible assets of Borrower and Guarantor	$

D.	Aggregate value of obligations owing to Borrower or Guarantor from officers or Affiliates	$

E.	Aggregate value of any reserves not already deducted from assets	$

F.	Aggregate value of all obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness	$

G.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F)	$

Is line G equal to or greater than the applicable amount below for the applicable measuring period

No, not in compliance	Yes, in compliance

Monthly Measuring Period	Minimum Tangible Net Worth
March 2009	$11,500,000
April 2009	$11,000,000
May 2009	$10,000,000
June 2009	$12,000,000
July 2009	$11,000,000
August 2009	$11,000,000
September 2009	$12,000,000
October 2009	$12,000,000
November 2009	$11,000,000
December 2009	$13,000,000
January 2010	$12,000,000
February 2010	$11,000,000
March 2010	$12,500,000
April 1, 2010 and all times thereafter	$14,000,000